Exhibit 10.11
EXECUTION VERSION
FIRST AMENDMENT AGREEMENT
To First Priority Pledge and Security Agreement and Irrevocable Proxy
Dated as of August 14, 2008
by and among
RESIDENTIAL FUNDING COMPANY, LLC,
GMAC MORTGAGE, LLC,
RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER
AFFILIATES THEREOF PARTY HERETO,
as Grantors,
WELLS FARGO BANK, N.A.
as First Priority Collateral Agent
and
GMAC LLC,
as Lender and Lender Agent

     This FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of August 14, 2008 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”), Residential Capital, LLC (“ResCap”) and the other parties hereto as Grantors (each, together with RFC, GMAC Mortgage and ResCap, a “Grantor”), GMAC LLC, a Delaware limited liability company, in its capacity as Lender and as agent for the Lenders (in such capacity, the “Lender Agent”) and Wells Fargo Bank, N.A., as first priority collateral agent (in such capacity, the “First Priority Collateral Agent”).
     Reference is hereby made to the First Priority Pledge and Security Agreement and Irrevocable Proxy (as modified by the deletion and joinder of parties prior to the date hereof, the “Security Agreement”) dated as of June 4, 2008 among the Grantors, the Initial Lender, the Lender Agent and the First Priority Collateral Agent.
RECITALS
     1. Each of the parties hereto is a party to the Security Agreement.
     2. The parties hereto desire to make certain amendments to the Security Agreement.
     3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.
     4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINED TERMS
     SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Security Agreement.
ARTICLE II
AMENDMENTS TO THE AFFECTED DOCUMENTS
     SECTION 2.1 Amendments to Definitions.
     (a) The definition of “Assigned Documents” in Section 1 of the Security Agreement is hereby amended by replacing the phrase “any other Facility Document” with the phrase “any other Facility Document governed by English law”.
     (b) The definition of “Excluded Assets” in Section 1 of the Security Agreement is hereby amended to add the following sentence at the end thereof:
In addition, solely for purposes of each grant of a security interest hereunder to secure Hedge Obligations, Excluded Assets also means any asset that does not constitute a Financing Asset (as defined in the 2010 Indenture or the 2015
First Amendment

Indenture, in each case as in effect as of August 1, 2008) whether or not such asset constitutes Primary Collateral, to the extent (if any) that the grant of a security interest therein to secure the Hedge Obligations in such asset would violate any provision of, or cause a default under, the 2010 Indenture or the 2015 Indenture.
     (c) Section 1 of the Security Agreement is hereby amended by adding the following new definitions in the proper alphabetical location therein:
“Hedge Obligations” means obligations, indebtedness, fees, expenses (including, without limitation, attorneys’ fees and expenses) and liabilities of the ResCap Hedge Counterparty or of any other Obligor now existing or hereafter arising under or in connection with any Hedge Document, whether monetary or otherwise, matured or unmatured, direct, indirect, related, unrelated, fixed, contingent, liquidated unliquidated, joint, several, or joint and several, including all interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against any Obligor under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all attorneys’ fees and other expenses incurred in the collection or enforcement thereof.
“Net Hedge Settlement Amount” shall mean, at any time, the excess (if any) of (x) the aggregate amount of Hedge Settlement Amounts due from the ResCap Counterparty to the Initial Lender, minus (y) the aggregate amounts due from the Initial Lender to the ResCap Counterparty (i) at the maturity of Hedge Transactions, or (ii) pursuant to Section 6(e) of the Primary Hedge Documents due to the early termination of Hedge Transactions. It is understood and agreed that, at any time, no portion of the Hedge Exposure is “due” for purposes of this definition unless the related Hedge Transaction has been terminated or an Event of Bankruptcy shall have occurred with respect to the ResCap Counterparty.
     SECTION 2.2 Amendment to Section 12. Section 12 of the Security Agreement is hereby amended by adding the new clause (k) therein to the end of such Section 12:
          “(k) If an Event of Default shall occur and the Collateral Control Agent or the First Priority Agent shall exercise its rights in respect of the Collateral, the maximum amount of the proceeds of Collateral applied to the principal amount of Loans and Net Hedge Settlement Amount that become due (whether by acceleration, maturity, early termination or otherwise) after such Event of Default shall not exceed the Aggregate Commitment Amount in effect immediately prior to such occurrence of such Event of Default.”
     SECTION 2.3 Amendment to Schedule VI. Exhibit (B) Schedule VI of the Security Agreement is hereby amended by inserting the following row in the table contained therein:
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Interest
		Interests Owned by		% of Interests of
Pledged Interests Issuer	Type of Interests	Pledgor	Pledgor	Pledgor Pledged
Marbella Lakes Associates, LLC	Limited Liability Company	66.67%	Equity Investment	100%
(f/k/a DOA Properties VIII (Marbella Lakes), LLC)			IV, LLC
     SECTION 2.4 Amendment to Schedules and Attachments. The Schedules and Attachments to the Security Agreement are hereby amended and restated in their entirety as set forth on Appendix A to this Agreement.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
     SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date provided that the First Priority Collateral Agent and the Lender Agent shall have, in form and substance satisfactory to them, received the following:
     (a) Agreement. An original counterpart (or counterparts) of this Agreement executed by the parties hereto or other evidence satisfactory to the First Priority Collateral Agent and the Lender Agent of the execution, delivery and effectiveness of this Agreement.
     (b) Second Amendment. An executed copy of the Second Amendment Agreement to the Loan Agreement.
     (c) Hedge Security Agreement. An executed copy of the Hedge Pledge and Security Agreement and Irrevocable Proxy (the “Hedge Security Agreement”) among the obligors party thereto and GMAC, LLC as Hedge Counterparty.
     (d) Other. Such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.
ARTICLE IV
ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND
REPRESENTATIONS AND WARRANTIES
     SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Security Agreement or the Facility Documents with respect to the execution of this Agreement.
     SECTION 4.2 Confirmation of the Security Agreement. The Grantors, the Lender, the Lender Agent and the First Priority Collateral Agent each hereby acknowledge and agree that,
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except as herein expressly amended, the Security Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Loan Agreement, after giving effect to the First Amendment Agreement, dated as of July 29, 2008 and the Second Amendment Agreement, dated as of the date hereof, each to the Loan Agreement and amongst the parties thereto. As of the Amendment Effective Date, each reference in the Security Agreement to “this Agreement” shall mean the Security Agreement as amended by this Agreement, and as hereinafter amended or restated.
     SECTION 4.3 First Priority Obligations. For the avoidance of doubt, the Obligors represent, warrant and agree that the Hedge Obligations constitute “Obligations” under the Loan Agreement and “First Priority Claims” under and as defined in the Intercreditor Agreement, the 2010 Indenture and the 2015 Indenture and that the Hedge Security Agreement constitutes a “First Priority Collateral Documents“under and as defined in the Intercreditor Agreement.
     SECTION 4.4 Consent to Amendments to Facility Documents. Each of the parties hereto hereby acknowledge and agree that the amendment set forth in Section 2.1(a) of this Agreement represents the original intent with respect to the provision amended thereby. For the avoidance of doubt, the First Priority Collateral Agent, pursuant to and in reliance upon the Direction & Certification delivered by GMAC, LLC dated August 14, 2008, hereby confirms its consent to the First Amendment Agreement to the Loan Agreement dated as of July 29, 2008, the Second Amendment Agreement to the Loan Agreement dated as of the date hereof and this Amendment.
     SECTION 4.5 Amendment to Joinder Agreement. Each of the parties hereto hereby consents and agrees that the Joinder Agreement, dated as of August 6, 2008, by Equity Investment IV, LLC, and acknowledged by GMAC, LLC, as Lender Agent, Wells Fargo Bank, N.A., as First Priority Collateral Agent and Collateral Control Agent, GMAC Mortgage, LLC and Residential Funding Company, LLC, shall be amended as of the Amendment Effective Date by the deletion of the following language therefrom:
“The New Equity Pledgor hereby further represents, warrants and covenants that it will not Transfer any of its assets (after giving effect, for the avoidance of doubt, to the admission of GL as a member of Marbella under the Operating Agreement) without the express written consent of GMAC.”
     SECTION 4.6 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:
     (a) Its representations and warranties set forth in the Security Agreement are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and
     (b) After giving effect to this Agreement, no Default has occurred and is continuing.
First Amendment

ARTICLE V
MISCELLANEOUS
     SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).
     SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.
     SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     SECTION 5.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.
     SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.
     SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.
     SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY
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OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
First Amendment

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC MORTGAGE, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

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GMAC LLC, as Lender Agent and Lender
By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Group Vice President & Treasurer

First Amendment

WELLS FARGO BANK, N.A., as First Priority Collateral Agent
By:	/s/ Alfia Monastra
	Name:	Alfia Monastra
	Title:	Vice President

First Amendment

Acknowledged and Agreed: RESIDENTIAL CAPITAL, LLC, as Grantor
By:	/s/ Elizabeth T. Kelly
	Name:	Elizabeth T. Kelly
	Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

First Amendment

Acknowledged and Agreed: RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Grantor

By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Grantor

By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Grantor

By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

EQUITY INVESTMENT I, LLC, as Grantor
By:	/s/ Donald L. McConnell
	Name:	Donald L. McConnell
	Title:	Asst. Secretary

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Grantor
By:	/s/ Donald L. McConnell
	Name:	Donald L. McConnell
	Title:	Asst. Secretary

First Amendment

DOA HOLDING PROPERTIES, LLC, as Grantor
By:	/s/ Donald L. McConnell
	Name:	Donald L. McConnell
	Title:	Asst. Secretary

RFC ASSET HOLDINGS II, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Grantor
By:	/s/ Donald L. McConnell
	Name:	Donald L. McConnell
	Title:	Asst. Secretary

EQUITY INVESTMENT IV, LLC, as Grantor
By:	/s/ Donald L. McConnell
	Name:	Donald L. McConnell
	Title:	Asst. Secretary

GMAC HOME SERVICES, LLC, as Grantor
By:	/s/ James N. Young
	Name:	James N. Young
	Title:	Chief Financial Officer

First Amendment

Exhibit A
Revised Schedules and Attachments
First Amendment

SCHEDULE I
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
GRANTOR INFORMATION
RESIDENTIAL FUNDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 93-0891336
State organization ID number: 2059477
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423-3940
GMAC MORTGAGE, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-1694840
State organization ID number: 4143873
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
RESIDENTIAL CAPITAL, LLC
Jurisdiction of Formation: Delaware
FEIN: 20-1770738
State organization ID number: 3821622
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423-3940
HOMECOMINGS FINANCIAL, LLC
Jurisdiction of Formation: Delaware
FEIN: 51-0369458
State organization ID number: 2550221
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423

GMAC-RFC HOLDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-2593763
State organization ID number: 4168620
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
GMAC RESIDENTIAL HOLDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 91-1902190
State organization ID number: 4176389
Chief Executive Office/Principal place of business:
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
RFC ASSET HOLDINGS II, LLC
Jurisdiction of Formation: Delaware
FEIN: 41-1984034
State organization ID number: 4189232
Chief Executive Office:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
Principal place of business:
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
PASSIVE ASSET TRANSACTIONS, LLC
Jurisdiction of Formation: Delaware
FEIN: 51-0404130
State organization ID number: 3306533
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034

DEVELOPERS OF HIDDEN SPRINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 80-0022985
State organization ID number: 4183059
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
DOA HOLDING PROPERTIES, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-1424257
State organization ID number: 4454997
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
EQUITY INVESTMENT I, LLC
Jurisdiction of Formation: Delaware
FEIN: 02-0632797
State organization ID number: 3528939
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
EQUITY INVESTMENT IV, LLC
Jurisdiction of Formation: Delaware
FEIN: 93-0891336
State organization ID number: 4572829
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2736505
State organization ID number: 4551018
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2737180
State organization ID number: 4551021
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034
HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2736869
State organization ID number: 4551020
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
GMAC MODEL HOME FINANCE I, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2748469
State organization ID number: 4555820
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423

SCHEDULE II
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
ADDITIONAL PLACES OF BUSINESS
None.

SCHEDULE III
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
TRADE NAMES; PRIOR LEGAL NAMES; MERGERS

•	Trade Names; Prior Legal Names

RESIDENTIAL FUNDING COMPANY, LLC

	Prior Names:	Residential Funding Corporation
RFC Acquisition Corporation

GMAC MORTGAGE, LLC

	Prior Names:	GMAC Mortgage Corporation

RESIDENTIAL CAPITAL, LLC

	Prior Names:	Residential Capital Corporation

HOMECOMINGS FINANCIAL, LLC

	Prior Names:	Homecomings Financial Network, Inc.
Residential Money Centers, Inc.

GMAC-RFC HOLDING COMPANY, LLC

	Prior Names:	GMAC-RFC Holding Corp. GMAC RF, Inc.

GMAC RESIDENTIAL HOLDING COMPANY, LLC

	Prior Names:	GMAC Residential Holding Corp.

RFC ASSET HOLDINGS II, LLC

	Prior Names:	RFC Asset Holdings II, Inc.

PASSIVE ASSET TRANSACTIONS, LLC

	Prior Names:	Passive Asset Transactions, Inc.

DEVELOPERS OF HIDDEN SPRINGS, LLC

	Prior Names:	Developers of Hidden Springs, Inc.

DOA HOLDING PROPERTIES, LLC

	Prior Names:	None

EQUITY INVESTMENT I, LLC

	Prior Names:	Core Equity I, LLC

EQUITY INVESTMENT IV, LLC

	Prior Names:	None

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC

	Prior Names:	None

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC

	Prior Names:	None

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC

	Prior Names:	None

GMAC MODEL HOME FINANCE I, LLC

	Prior Names:	None

•	Mergers

GMAC MORTGAGE, LLC

On October 25, 2006, GMAC Mortgage, LLC merged with GMAC Mortgage Corporation.

GMAC-RFC HOLDING COMPANY, LLC

On July 11, 2006, GMAC-RFC Holding Company, LLC merged with GMAC-RFC Holding Corp.

DEVELOPERS OF HIDDEN SPRINGS, LLC

On August 10, 2006, Developers of Hidden Springs, LLC merged with Developers of Hidden Springs, Inc.

SCHEDULE IV
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
INTELLECTUAL PROPERTY
Trademarks

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78601736	EQUITYWISE	GMAC MORTGAGE LLC		Allowed
76546683	HOME COMMAND	GMAC MORTGAGE LLC	2003/09/24	Allowed
75278616	DITECH	GMAC MORTGAGE LLC	1997/04/21	Registered	2158800	1998/05/19
78559960	105 SELECT	GMAC MORTGAGE LLC	2005/02/03	Registered	3298930	2007/09/25
76434684	DITECH.COM — YOUR MORTGAGE SOLUTION DELIVERED	GMAC MORTGAGE LLC	2002/07/26	Registered	2721143	2003/06/03
76434953	I LOST ANOTHER LOAN TO DITECH	GMAC MORTGAGE LLC	2002/07/26	Registered	2721148	2003/06/03
75401660	GLORIA NILSON	GMAC MORTGAGE LLC	1997/12/08	Registered	2245688	1999/05/18
78106868	DITECH.COM — YOUR 24/7 MORTGAGE SOLUTION	GMAC MORTGAGE LLC	2002/02/05	Registered	2702661	2003/04/01
76494789	SERVICE YOU DESERVE. PEOPLE YOU TRUST.	GMAC MORTGAGE LLC	2003/03/06	Registered	2808259	2004/01/27
75604188	DITECH.COM	GMAC MORTGAGE LLC	1998/12/09	Registered	2696027	2003/03/11
76463368	CALDIRECT HOMES LOANS	GMAC MORTGAGE LLC	2002/10/31	Registered	2846071	2004/05/25
76492563	HOMESTRENGTH	GMAC MORTGAGE LLC	2003/02/26	Registered	2846225	2004/05/25
76515655	DITECH.COM — SPEED GUARANTEED	GMAC MORTGAGE LLC	2003/05/20	Registered	2861149	2004/07/06
76579265	BUILDER POWER (& DESIGN)	GMAC MORTGAGE LLC	2004/03/05	Registered	2927621	2005/02/22
76579614	CALDIRECT	GMAC MORTGAGE LLC	2004/03/08	Registered	2928628	2005/03/01
76580149	DITECH RACING	GMAC MORTGAGE LLC	2004/03/10	Registered	2928640	2005/03/01
76603778	DITECH.COM HOME LOANS	GMAC MORTGAGE LLC	2004/07/23	Registered	2928647	2005/03/01
76603959	DITECH.COM HOME LOANS (& DESIGN)	GMAC MORTGAGE LLC	2004/07/26	Registered	2928648	2005/03/01
76579639	MOVE IN AMERICA	GMAC MORTGAGE LLC	2004/03/08	Registered	2930402	2005/03/08
76579638	MOVE IN AMERICA (& DESIGN)	GMAC MORTGAGE LLC	2004/03/08	Registered	2941383	2005/04/19
76527153	TRUSTED ADVISOR, SKILLED NEGOTIATOR, AND EXPERT FACILITATOR	GMAC MORTGAGE LLC	2003/07/01	Registered	3002328	2005/09/27
76627771	P PREMIER SERVICE	GMAC MORTGAGE LLC	2005/01/13	Registered	3039786	2006/01/10
78566421	TRUSTED ADVISOR	GMAC MORTGAGE LLC	2005/02/14	Registered	3102238	2006/06/06
78646165	DITECH AT WORK	GMAC MORTGAGE LLC	2005/06/08	Registered	3122167	2006/07/25

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78855597	PACIFIC UNION	GMAC MORTGAGE LLC	2006/04/06	Registered	3206054	2007/02/06
78656722	BUYLINE	GMAC MORTGAGE LLC	2005/06/23	Registered	3234981	2007/04/24
78635792	ONESTOP HOMEOWNERSHIP SERVICES	GMAC MORTGAGE LLC	2005/05/24	Registered	3265985	2007/07/17
78542966	GHS MORTGAGE	GMAC MORTGAGE LLC	2005/01/06	Registered	3288664	2007/09/04
76593441	DITECH.COM FREEDOM LOAN	GMAC MORTGAGE LLC	2004/05/21	Registered	3291310	2007/09/11
76597261	GO FAST	GMAC MORTGAGE LLC	2004/06/14	Registered	3325181	2007/10/30
78566539	EXPERT FACILITATOR	GMAC MORTGAGE LLC	2005/02/14	Registered	3353357	2007/12/11
78917057	DITECH ESIGNATURE	GMAC MORTGAGE LLC	2006/06/26	Registered	3396372	2008/03/11
78883555	REAL LIFE. REAL SOLUTIONS.	GMAC MORTGAGE LLC	2006/05/15	Registered	3314584	2007/10/16
78887861	DITECH GUARANTEE	GMAC MORTGAGE, LLC	2006/05/19	Allowed
78679328	DITECH MORTGAGE SOLUTIONS	GMAC MORTGAGE, LLC	2005/07/27	Allowed
78742599	HOME REWARDS	GMAC MORTGAGE, LLC	2005/10/28	Published
78113601	HOME DREAMS ONLINE	GMAC MORTGAGE, LLC	2002/03/08	Registered	2880218	2004/08/31
78127454	BUILDER POWER	GMAC MORTGAGE, LLC	2002/05/09	Registered	2896306	2004/10/19
76495996	CAL DIRECT HOME LOANS (& DESIGN)	GMAC MORTGAGE, LLC	2003/03/10	Registered	2903746	2004/11/16
76560776	PATHWAYS	GMAC MORTGAGE, LLC	2003/11/20	Registered	2910065	2004/12/14
76561220	THE HOMESTRETCH PLAN	GMAC MORTGAGE, LLC	2003/11/21	Registered	2910069	2004/12/14
76586655	CUOTA UNICA DITECH	GMAC MORTGAGE, LLC	2004/04/14	Registered	2947511	2005/05/10
76586659	SMARTWATCH	GMAC MORTGAGE, LLC	2004/04/14	Registered	2982713	2005/08/09
76492773	HOMEFLEX	GMAC MORTGAGE, LLC	2003/02/26	Registered	2992858	2005/09/06
76576481	DITECH FLAT FEE	GMAC MORTGAGE, LLC	2004/02/20	Registered	3007701	2005/10/18
76598815	SETTLE AMERICA	GMAC MORTGAGE, LLC	2004/06/23	Registered	3025621	2005/12/13
76586657	BORRON Y CUENTA NUEVA	GMAC MORTGAGE, LLC	2004/04/14	Registered	3047591	2006/01/24
78113668	HELPING YOU MANAGE THE INVESTMENT IN YOUR HOME	GMAC MORTGAGE, LLC	2002/03/08	Registered	3068871	2006/03/14
76610623	FLEXSELECT	GMAC MORTGAGE, LLC	2004/09/09	Registered	3071594	2006/03/21
76560283	POWER PUNCH	GMAC MORTGAGE, LLC	2003/11/17	Registered	3077130	2006/04/04
76575312	DITECH-1	GMAC MORTGAGE, LLC	2004/02/12	Registered	3080195	2006/04/11
78622953	LA ULTIMA PALABRA EN PRESTAMOS	GMAC MORTGAGE, LLC	2005/05/04	Registered	3082700	2006/04/18
78623519	CLOSE FOR A CAUSE	GMAC MORTGAGE, LLC	2005/05/05	Registered	3085260	2006/04/25
76609555	Warehouse Express	GMAC MORTGAGE, LLC	2004/09/01	Registered	3325194	2007/10/30
74279689	HOMECOMINGS	GMAC MORTGAGE, LLC	1992/05/28	Registered	1792907	1993/09/14
76494788	PREMIER SERVICE	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2003/03/06	Registered	2914178	2004/12/28
78855608	PACIFIC UNION ADVANTAGE	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/04/06	Allowed

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78566532	SKILLED NEGOTIATOR	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2005/02/14	Pending
78797825	FLEXPAT	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/01/24	Allowed
78923245	SUPPLIER DIRECT (& DESIGN)	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/07/06	Registered	3237366	2007/05/01
78923210	SUPPLIER DIRECT	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/07/06	Registered	3237365	2007/05/01
76576712	P	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2004/02/23	Registered	3361159	2008/01/01
77127127	KEYCHAIN ALLIANCE	RESIDENTIAL CAPITAL, LLC		Published
78139312	QUICKWISE	RESIDENTIAL FUNDING COMPANY, LLC	2002/06/27	Registered	2707254	2003/04/15
74348910	GOAL LINE	RESIDENTIAL FUNDING COMPANY, LLC	1993/01/15	Registered	1829015	1994/03/29
74713806	GOAL LOAN	RESIDENTIAL FUNDING COMPANY, LLC	1995/08/10	Registered	1995345	1996/08/20
78023446	LINE@PRIME	RESIDENTIAL FUNDING COMPANY, LLC	2000/08/29	Registered	2552727	2002/03/26
74275769	RFC	RESIDENTIAL FUNDING COMPANY, LLC	1992/05/15	Registered	1840863	1994/06/21
78096942	ALTERNET	RESIDENTIAL FUNDING COMPANY, LLC	2001/12/06	Pending

Patents

					PATENT
COUNTRY/TYPE	TITLE	SERIAL NO.	FILED	STATUS	NO.	ISSUED	Assignment Status
US — UTILITY	SIMULATION TECHNIQUE FOR GENERATION OF AVM AND COLLATERAL RISK INDICATOR RULE SET	11484262	2006/07/11	PUBLISHED			Assignment to Residential Funding Corporation by Susan Allen and Beth Harasimowicz
PCT	GENERATION OF AVM AND COLLATERAL RISK INDICATOR RULE SET	PCTUS0715793	2007/07/11	PUBLISHED			Covered by the assignment in Serial Number 11484262
US — UTILITY	SYSTEM AND METHOD FOR EVALUATING SECONDARY MARKET OPTIONS FOR LOANS	10688321	2003/10/17	OFFICE ACTION PENDING			Assignment to GMAC RFC by Dan Bettenburg and Frank Doherty. This will be fixed to show assignment to Residential Funding Company, LLC
US — UTILITY	STORED, TEMPORARY ALTERATION OF BUSINESS LOGIC	09952995	2001/09/14	APPEALED			Assignment to Residential Funding Corporation by Peter (Ken) Cychosz and Brian Gilkay

SCHEDULE V
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
COMMERCIAL TORT CLAIMS
None.

SCHEDULE VI
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
INITIAL COLLATERAL
1.	Mortgage Loans
(a)	All mortgage loans identified in the ATS (as hereinafter defined) under the column “ATS FF” by the Code T215. “ATS” means the internal database maintained by Residential Funding Company, LLC for the purposes of tracking the facility to which unsold mortgage loans are pledged.

(b)	Mortgage loans (i) secured by real estate located in Canada and for which the mortgage notes are in the possession of Computershare Trust Company of Canada and (ii) sold to Residential Funding Company, LLC on or prior to the Closing Date.

(c)	Mortgage loans insured by the Federal Housing Administration (“FHA”) or the U.S. Department of Veterans Affairs (“VA”) and as to which the applicable borrower has defaulted and a claim exists against either the VA or the FHA.
2.	Servicing Advances
(a)	All right, title and interest of either Residential Funding Company, LLC or GMAC Mortgage, LLC in and to Servicing P&I Advances and Servicing T&I Advances or Servicing Corporate Advances other than (i) Servicing Contracts with FNMA, Freddie Mac or GNMA or (ii) in the case of GMAC Mortgage, LLC any rights in any Servicing Contract transferred to GMACR MORTGAGE PRODUCTS, LLC prior to the Closing Date, and (iii) in the case of Residential Funding Company, LLC, any interest in any Servicing Contract transferred to RFC-GSAP Servicer Advance, LLC prior to the Closing Date.
3.	Securities Accounts — see attached Exhibit A to this Schedule VI.

4.	Pledged Interests — see attached Exhibit B to this Schedule VI.

5.	Pledged Notes — see attached Exhibit C to this Schedule VI.

6.	Construction, Mezzanine and Working Capital Loans — (i) all first lien construction loans, including distressed construction loans, (ii) all mezzanine loans, including distressed loans, secured by equity interests in entities owning real estate and real estate-related assets, and (iii)all working capital loans which were unencumbered as of February 29, 2008.

EXHIBIT A TO SCHEDULE VI
SECURITIES ACCOUNTS

Financial
Account Owner	Institution	Account Number	Account Name
GMAC Mortgage, LLC	JP Morgan	G08567	GMAC Mortgage, LLC MSR Securities and HEQ Residual Account

GMAC Mortgage, LLC	JP Morgan	G54823	GMAC Mortgage, LLC Direct Pair Off Account

Passive Asset Transactions, LLC	JP Morgan	P66230	Passive Asset Transactions, LLC

Residential Funding Company, LLC	State Street	BGLS	Residential Funding Company, LLC Capital Markets Pledged RFC

Residential Funding Company, LLC	State Street	BGLX	Residential Funding Company, LLC PIA Pledged RFC

Residential Funding Company, LLC	State Street	BGLY	Residential Funding Company, LLC RIF Pledged RFC

Residential Funding Company, LLC	State Street	BGLU	Residential Funding Company, LLC Capital Markets Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLV	Residential Funding Company, LLC RIF Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLW	Residential Funding Company, LLC PIA Pledged RAHI II

EXHIBIT B TO SCHEDULE VI
PLEDGED INTERESTS

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
Hidden Springs Sewer Company, LLC	Limited Liability Company	100%	Developers of Hidden Springs, LLC	100%

DOA Properties I, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties II, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

Residential Mortgage Real Estate Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

GMCMTH, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

KBOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

LENOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

WPSHOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

RFC MHF Funding, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%
Homecomings Financial Real Estate Holdings, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
GMAC Residential Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%

Developers of Hidden Springs, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

DOA Holding Properties, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

RFC Construction Funding, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%

EXHIBIT C TO SCHEDULE VI
PLEDGED NOTES

Pledged Note Issuer	Pledged Note	Pledged Note Holder
GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008	Residential Capital, LLC

Viaduct (No. 7) Limited	Note dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

SCHEDULE VI(a)
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
FINANCING STATEMENTS DISCLOSURE SCHEDULE
Filing #; Filing Date; Jurisdiction; Debtor; Secured Party
1. Initial Filing # 2007 4676119; filed on 12/11/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and JPMorgan Chase Bank, N.A. as Secured Party*;
2. Initial Filing # 6413972 1; filed on 11/28/2006; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
3. Initial Filing # 6413972 1 as amended by 2008 1486503; filed on 04/29/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
4. Initial Filing # 6448982 9; filed on 12/21/2006 ; jurisdiction Delaware; GMCMTH, LLC as Debtor and GMAC Model Home Finance, LLC as Secured Party*;
5. Initial Filing # 4362538 3; filed on 12/22/2004 ; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
6. Initial Filing # 4362538 3 as amended by 2008 1486461; filed on 04/29/2008; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
7. Initial Filing # 2007 4328083; filed on 11/14/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
8. Initial Filing # 2007 4692207; filed on 12/12/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
9. Initial Filing # 5238450 2; filed on 07/28/2005; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
10. Initial Filing # 5238450 2 as amended by 6187890 9; filed on 06/02/2006; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
11. Initial Filing # 2007 4692215; filed on 12/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;

12. Initial Filing # 2008 0785533; filed on 03/04/2008; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Credit Suisse First Boston, New York Branch as Secured Party*1;
13. Initial Filing # 2008 1437654; filed on 04/24/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Residential Funding Mortgage Securities II, Inc. as Secured Party;
14. Initial Filing # 2007 3119855; filed on 07/30/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Comerica Bank as Secured Party*2;
15. Initial Filing # 2007 0405653; filed on 01/31/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Bank of America, N.A. as Secured Party*3; and
16. Initial Filing # 2007 2212677; filed on 06/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Sherman Originator LLC as Secured Party.

[1]	[The (*) can remain if not Primary Collateral (i.e. can remain if similar to #6 above on this Schedule)]

[2]	[The (*) can remain if it is confirmed that cash flows on Collateral do not flow through these accounts]

[3]	[The (*) can remain if it is confirmed that accounts are not main investment account or accounts related to that account]

EXHIBIT C TO SCHEDULE VI
PLEDGED NOTES

Pledged Note Issuer	Pledged Note	Pledged Note Holder
GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008	Residential Capital, LLC

Viaduct (No. 7) Limited	Note dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

SCHEDULE VI(a)
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
FINANCING STATEMENTS DISCLOSURE SCHEDULE
Filing #; Filing Date; Jurisdiction; Debtor; Secured Party
1. Initial Filing # 2007 4676119; filed on 12/11/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and JPMorgan Chase Bank, N.A. as Secured Party*;
2. Initial Filing # 6413972 1; filed on 11/28/2006; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
3. Initial Filing # 6413972 1 as amended by 2008 1486503; filed on 04/29/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
4. Initial Filing # 6448982 9; filed on 12/21/2006 ; jurisdiction Delaware; GMCMTH, LLC as Debtor and GMAC Model Home Finance, LLC as Secured Party*;
5. Initial Filing # 4362538 3; filed on 12/22/2004 ; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
6. Initial Filing # 4362538 3 as amended by 2008 1486461; filed on 04/29/2008; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
7. Initial Filing # 2007 4328083; filed on 11/14/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
8. Initial Filing # 2007 4692207; filed on 12/12/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
9. Initial Filing # 5238450 2; filed on 07/28/2005; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
10. Initial Filing # 5238450 2 as amended by 6187890 9; filed on 06/02/2006; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
11. Initial Filing # 2007 4692215; filed on 12/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;

12. Initial Filing # 2008 0785533; filed on 03/04/2008; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Credit Suisse First Boston, New York Branch as Secured Party*4;
13. Initial Filing # 2008 1437654; filed on 04/24/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Residential Funding Mortgage Securities II, Inc. as Secured Party;
14. Initial Filing # 2007 3119855; filed on 07/30/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Comerica Bank as Secured Party*5;
15. Initial Filing # 2007 0405653; filed on 01/31/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Bank of America, N.A. as Secured Party*6; and
16. Initial Filing # 2007 2212677; filed on 06/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Sherman Originator LLC as Secured Party.

[4]	[The (*) can remain if not Primary Collateral (i.e. can remain if similar to #6 above on this Schedule)]

[5]	[The (*) can remain if it is confirmed that cash flows on Collateral do not flow through these accounts]

[6]	[The (*) can remain if it is confirmed that accounts are not main investment account or accounts related to that account]

SCHEDULE VII
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
DIRECT SUBSIDIARIES

Parent	Subsidiary	Jurisdiction of Incorporation (Subsidiary)
GMAC Mortgage, LLC	CAP RE of Vermont, LLC	Vermont
	Ditech, LLC	Delaware
	Executive Closing Services, LLC	Delaware
	Executive Trustee Services, LLC	Delaware
	GMAC Mortgage USA Corporation	Delaware
	GMAC Mortgage, LLC of TN	Delaware
	GMACR Mortgage Products, LLC	Delaware
	GMV Management Services, LLC	Delaware
	Horsham Funding, LLC	Delaware
	Ladue Associates, Inc.	Pennsylvania
	MINT I VFN Holdings, LLC	Delaware
	MINT I, LLC	Delaware
	Passive Asset Transactions, LLC	Delaware
	Residential Consumer Services, LLC	Delaware
	Residential Mortgage Real Estate Holdings, LLC	Delaware
	Walnut Grove Funding, LLC	Delaware
Residential Funding Company, LLC	Asset Lending Company II, LLC	Delaware
	Asset Management Performance Services, LLC	Delaware
	Developers of Hidden Springs, LLC	Delaware
	DOA Holding Properties, LLC	Delaware
	EPRE LLC	Delaware
	Equity Investment I, LLC	Delaware
	Equity Investments II, LLC	Delaware
	Equity Investment III, LLC	Delaware
	Equity Investment IV, LLC	Delaware
	GMAC Model Home Finance, LLC	Delaware
	GMAC Model Home Finance I, LLC	Delaware
	GMAC-RFC Australia Pty Limited	Australia
	GMAC-RFC Europe Limited	U.K.
	GMAC-RFC Holdings Limited	U.K.
	GMAC-RFC Ireland Limited	U.K.
	Homecomings Financial, LLC	Delaware
	MFC Asset, LLC	Delaware
	MINT II Holdings LLC	Delaware
	MINT II, LLC	Delaware

Parent	Subsidiary	Jurisdiction of Incorporation (Subsidiary)
	REG-PFH, LLC	Delaware
	Residential Asset Management Company LLC	Delaware
	Residential Funding Mortgage Exchange, LLC	Delaware
	Residential Funding of Canada Finance ULC	Canada
	Residential Funding Real Estate Holdings, LLC	Delaware
	Residential Funding Securities, LLC	Delaware
	RFC — GSAP Servicer Advance, LLC	Delaware
	RFC ABS CDO WHSub I Ltd	Cayman Islands
	RFC Advance Depositor, LLC	Delaware
	RFC Asset Holdings II, LLC	Delaware
	RFC Asset Management, LLC	Delaware
	RFC Construction Funding, LLC	Delaware
	RFC Investments Limited	U.K.
	RFC Resort Funding, LLC	Delaware
GMAC-RFC Holding Company, LLC	Residential Accredit Loans, Inc.	Delaware
	Residential Asset Mortgage Products, Inc.	Delaware
	Residential Asset Securities Corporation	Delaware
	Residential Funding Company, LLC	Delaware
	Residential Funding Mortgage Securities I, Inc.	Delaware
	Residential Funding Mortgage Securities II, Inc.	Delaware
Residential Capital, LLC	GMAC Residential Holding Company, LLC	Delaware
	GMAC-RFC Holding Company, LLC	Delaware
	IB Finance Holding Company, LLC	Delaware
Homecomings Financial, LLC	HFN REO Sub II, LLC	Delaware
	Homecomings Financial Real Estate Holdings, LLC	Delaware
GMAC Residential	GMAC Home Services, LLC	Delaware
Holding Company, LLC	GMAC Mortgage, LLC	Delaware
	GHS Global Relocation UK Limited	U.K.
	GMACB Service Company, LLC	Delaware
	GMACRH Settlement Services, LLC	Delaware
Developers of Hidden	Hidden Springs Sewer Company, LLC	Delaware
Springs, LLC

DOA Holding Properties, LLC	DOA Properties I, LLC	Delaware
	DOA Properties II, LLC	Delaware
	DOA Properties III (Models), LLC	Delaware

	DOA Properties IIIB (KB Models), LLC	Delaware

Parent	Subsidiary	Jurisdiction of Incorporation (Subsidiary)
	DOA Properties IV, LLC	Delaware
	DOA Properties V (Lots-CA), LLC	Delaware

	DOA Properties VII (Lots-NV), LLC	Delaware
	DOA Properties IX (Lots-Other), LLC	Delaware
Equity Investment IV, LLC	Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Delaware
GMAC Model Home Finance I, LLC	CHM Holdings, LLC	Delaware
Residential Funding Company, LLC (99.99%)	GMAC Financiera, S.A. de C.V.	Mexico
	GMAC Hipotecaria, S.A. de C.V.	Mexico
	GMAC-RFC Brasil Ltda	Brazil
	GMAC-RFC Chile Inversiones Ltda	Chile
Residential Funding Company, LLC (99.99999968%)	GMAC-RFC Auritec, S.A.	Mexico
Residential Funding Company, LLC (99%)	GMAC RFC International Holdings Cooperatief U.A.	Netherlands
GMAC-RFC Holding Company, LLC (0.01%)	GMAC RFC International Holdings Cooperatief U.A.	Netherlands
Homecomings Financial, LLC (0.01%)	GMAC-RFC Brasil Ltda	Brazil
	GMAC-RFC Chile Inversiones Ltda	Chile
Homecomings Financial, LLC (0.00000032%)	GMAC-RFC Auritec, S.A.	Mexico

SCHEDULE VIII
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
EXCLUDED SIGNIFICANT SUBSIDIARIES
None.

SCHEDULE IX
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
BAILMENT COLLATERAL
1.	Stock Certificate dated June 2, 2008, certifying that Residential Funding Company, LLC owns twenty-four million two hundred seventy seven thousand five hundred (24,277,500) ordinary shares of GMAC-RFC Australia Pty Limited, a corporation formed under the laws of Australia (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 6, along with an undated Irrevocable Stock Power executed by Residential Funding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
2.	Stock Certificate dated May 8, 1995, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Funding Mortgage Securities II, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
3.	Stock Certificate dated December 7, 1994, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Asset Securities Corporation, a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
4.	Stock Certificate dated August 14, 1995, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Accredit Loans, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
5.	Stock Certificate dated April 20, 2006, certifying that GMAC Mortgage, LLC (formerly known as GMAC Mortgage Corporation) owns three thousand (3,000) shares of common stock, par value $0.01 per share, of GMAC Mortgage USA Corporation, a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC Mortgage, LLC authorizing transfer to Wells Fargo Bank, N.A.

6.	Dutch Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008 between GX CE Funding B.V., as issuer, and Residential Capital, LLC, as subscriber.

7.	UK Note Certificate dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008, issued under the Note Issuance Facility Deed dated on or about 2 June 2008 between Viaduct (No. 7) Limited, as issuer, and Residential Capital, LLC, as noteholder.

8.	Stock Certificate dated June 9, 2008, certifying that GMAC Mortgage, LLC (formerly known as GMAC Mortgage Corporation) owns one hundred (100) shares of common stock, without par value, of Ladue Associates, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1; along with an Irrevocable Stock Power executed by GMAC Mortgage, LLC authorizing transfer to Wells Fargo Bank, N.A dated June 9, 2008.

9.	Stock Certificate dated June 13, 2008, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Asset Mortgage Products, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 2; along with an Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A dated June 13, 2008.

10.	Stock Certificate dated June 13, 2008, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Funding Mortgage Securities I, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 2; along with an Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A dated June 13, 2008.

11.	Stock Certificate[i], undated, certifying that RFC LLC is the Registered Proprietor of 122,276,661 ordinary shares, of £1 each, of GMAC-RFC Holdings Limited, a company incorporated in England and Wales (registered number 03471082) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“GMAC Holdings”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

12.	Stock Certificate†, undated, certifying that RFC LLC is the Registered Proprietor of 65 ordinary shares, of £1 each, of GMAC-RFC Europe Limited, a company incorporated in England and Wales (registered number 03987700) whose registered office is at Eastern Gate, Brants Bridge,

Bracknell, Berkshire RG12 9BZ (“GMAC Europe”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

13.	Stock Certificate†, undated, certifying that RFC LLC is the Registered Proprietor of 3,250,000 ordinary shares, of £1 each, of RFC Investments Limited, a company incorporated in England and Wales (registered number 03488658) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“RFC Investments”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

14.	Stock Certificate†, undated, certifying that Residential Funding Company LLC is the Registered Proprietor of 325 ordinary shares, of £1 each, of GMAC-RFC Ireland Limited, a company incorporated in England and Wales (registered number 03709797) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“GMAC Ireland”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

15.	Stock Certificate†, undated, certifying that GMAC Residential Holding Company, LLC f/k/a GMAC Residential Holding Corporation is the Registered Proprietor of 540,221 ordinary shares, of £1 each, of GHS Global Relocation UK Limited, a company incorporated in England and Wales (registered number 03931283) whose registered office is at Fountain House, 4th Floor, 130 Fenchurch Street, London EC3M 5DJ (“GHS”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by GMAC Residential Holding Corporation, now known as GMAC Residential Holding Company, LLC, with transferee information blank.

SCHEDULE X
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY
DEPOSIT ACCOUNTS OF ADDITIONAL ACCOUNT PARTIES; SECURITIES ACCOUNTS OF FABS GRANTORS
(a) Concentration Accounts

	Financial
Account Owner	Institution	Account Number	Account Name
Residential Capital, LLC	Bank of America	12354-69131	Residential Capital, LLC Concentration Account
GMAC Mortgage, LLC	Wachovia	2000042898689	GMAC Mortgage, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent
Homecomings Financial, LLC	Wachovia	2000041713516	Homecomings Financial, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent
Residential Capital, LLC	Wachovia	2000042898663	Residential Capital, LLC Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent
Residential Capital, LLC	Wachovia	2000041713626	Residential Capital, LLC IBG Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent
Residential Funding Company, LLC	Wachovia	2000042898676	Residential Funding Company, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent
Residential Capital, LLC	Wachovia	2000042911388	Residential Capital, LLC Serv Advances Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

(b) Sales Proceeds Accounts

	Financial
Account Owner	Institution	Account Number	Account Name
Residential Capital, LLC	Bank of America	12355-82255
GMAC Mortgage, LLC	JP Morgan	0728408567	GMACM MSR SECURITIES AND HEQ RESIDUAL ACCOUNT FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT
GMAC Mortgage, LLC	JP Morgan	0728454823	GMACM DIRECT PAIROFF ACCOUNT FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT
Passive Asset Transactions, LLC	JP Morgan	0777163338	PASSIVE ASSET TRANSACTIONS, LLC FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT
Residential Funding Company, LLC	State Street	004 35 131	Residential Funding Company, LLC Capital Markets Pledged RFC
Residential Funding Company, LLC	State Street	004 351 72	Residential Funding Company, LLC PIA Pledged RFC

	Financial
Account Owner	Institution	Account Number	Account Name
Residential Funding Company, LLC	State Street	004 351 80	Residential Funding Company, LLC RIF Pledged RFC
Residential Funding Company, LLC	State Street	004 351 49	RFC Assets Holdings II, LLC Capital Markets Pledged RAHI II
Residential Funding Company, LLC	State Street	004 351 56	RFC Assets Holdings II, LLC-RIF Pledged RAHI II
Residential Funding Company, LLC	State Street	004 351 64	RFAH-PIA Pledged RAHI II
Residential Funding Company, LLC	Wachovia	2000041713451	Residential Funding Company, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent
Residential Mortgage Real Estate Holdings, LLC	Wachovia	2000041713969	Residential Mortgage Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent
Residential Funding Real Estate Holdings, LLC	Wachovia	2000041713972	Residential Funding Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent
Homecomings Financial Real Estate Holdings, LLC	Wachovia	2000041713985	Homecomings Financial Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

	Financial
Account Owner	Institution	Account Number	Account Name
Passive Asset Transactions, LLC	Wachovia	2000041713781	Passive Asset Transactions, LLC
GMAC Mortgage, LLC	Wachovia	2000042911867	GMAC Mortgage, LLC
RFC Asset Holdings II, LLC	Wachovia	2000041713956	RFC Asset Holdings II, LLC
Developers of Hidden Springs, LLC	Wachovia	2000041713477	Developers of Hidden Springs, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent
Equity Investment I, LLC	Wachovia	2000041713493	Equity Investments I, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent
DOA Holding Properties, LLC	Wachovia	2000041713503	DOA Holding Properties, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent
Residential Funding Company, LLC	Wachovia	2000042911870	Residential Funding Company, LLC
Residential Funding Company, LLC[7]	Wachovia	2000041713671	Residential Funding Company, LLC

[7]	This is a Servicing Advances Account

	Financial
Account Owner	Institution	Account Number	Account Name
GMAC Mortgage, LLC[1]	Wachovia	2000041714353	GMAC Mortgage, LLC
GMAC Mortgage, LLC[1]	Wachovia	2000041713668	GMAC Mortgage, LLC
GMAC Model Home Finance, LLC	Wachovia	2000041713464	GMAC Model Home Finance, LLC
Residential Funding Company, LLC	Wachovia	2000041714706	Residential Funding Company, LLC
GMAC Mortgage, LLC	Wachovia	2000042900616	GMAC Mortgage, LLC
(c) Securities Accounts of FABS Grantors

Financial
Account Owner	Institution	Account Number	Account Name
Passive Asset Transactions, LLC	JP Morgan	P66230	Passive Asset Transactions, LLC

SCHEDULE XI
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
NOTICE INFORMATION
The Grantors:
Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
GMAC Mortgage, LLC
c/o Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320

Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Homecomings Financial, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
GMAC-RFC Holding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
GMAC Residential Holding Company, LLC
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
Attn: William Casey
Phone: (215) 682-6301
Fax: (215) 682-1249
Email: william.casey@gmacrescap.com
GMAC Model Home Finance I, LLC
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com

With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
RFC Asset Holdings II, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Passive Asset Transactions, LLC
1100 Virginia Drive
Fort Washington, PA 19034
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
DOA Holding Properties, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423

With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Equity Investment I, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Equity Investment IV, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com

Residential Funding Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Residential Mortgage Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Homecomings Financial Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com

The Lender Agent:
GMAC LLC
200 Renaissance Center
Detroit, MI 48265
Attn: David Walker, Group VP and Treasurer
Phone: (313) 656-5400
Fax: (313) 656-5401
Email: david.walker@gmacfs.com
With copy to:
William B. Solomon, VP and General Counsel
Phone: (313) 656-6128
Fax: (313) 656-6124
Email: William.b.solomon@gm.com
The Hedge Counterparty:
GMAC LLC
200 Renaissance Center
Detroit, MI 48265
Attn: David Walker, Group VP and Treasurer
Phone: (313) 656-5400
Fax: (313) 656-5401
Email: david.walker@gmacfs.com
With copy to:
William B. Solomon, VP and General Counsel
Phone: (313) 656-6128
Fax: (313) 656-6124
Email: William.b.solomon@gm.com
The First Priority Collateral Agent:
Wells Fargo Bank, N.A.
625 Marquette Avenue
N9311-110
Minneapolis, Minnesota 55479
Nicholas D. Tally — Specialized Products Group
Phone: (612) 667-3961
Fax: (612) 667-9825

ATTACHMENT I
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
PLEDGED EQUITY AND PLEDGED NOTES
Item A. Pledged Shares

	Common Stock
	Authorized	Outstanding		% of Shares
Pledged Share Issuer	Shares	Shares	Beneficial Owner	Pledged
GMAC Mortgage USA Corporation	3,000	3,000	GMAC Mortgage, LLC	100%
Ladue Associates, Inc.	100	100	GMAC Mortgage, LLC	100%
Residential Accredit Loans, Inc.	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
Residential Asset Mortgage Products, Inc.	1,000		GMAC-RFC Holding Company, LLC	100%
Residential Asset Securities Corporation	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
Residential Funding Mortgage Securities I, Inc.	1,000		GMAC-RFC Holding Company, LLC	100%
Residential Funding Mortgage Securities II, Inc.	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
GMAC-RFC Australia Pty Limited[8]	37,350,001[9]	37,350,001[5]	Residential Funding Company, LLC	65%

8	This is a cooperative with excluded liability.

9	These are ordinary shares.

Item B. Pledged Interests

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
Hidden Springs Sewer Company, LLC	Limited Liability Company	100%	Developers of Hidden Springs, LLC	100%
DOA Properties I, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties II, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties III (Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties IIIB (KB Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties IV, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties V (Lots-CA), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties VII (Lots-NV), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties IX (Lots-Other), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
CAP RE of Vermont, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Ditech, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Executive Closing Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

	Interest
	Type of	Interest Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
Executive Trustee Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
GMAC Mortgage, LLC of TN	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
GMACR Mortgage Products, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
GMV Management Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Horsham Funding, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
MINT I VFN Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
MINT I, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Passive Asset Transactions, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Residential Consumer Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Residential Mortgage Real Estate Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Walnut Grove Funding, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
CHM Holdings, LLC	Class B Junior Preferred Units	100%	GMAC Model Home Finance I, LLC	100%
GMAC Home Services, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
GMAC Mortgage, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
GMACB Service Company, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
GMACRH Settlement Services, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
Residential Funding Company, LLC	Limited Liability Company	100%	GMAC-RFC Holding Company, LLC	100%
HFN REO Sub II, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%
Homecomings Financial Real Estate Holdings, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%
GMAC Residential Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%
GMAC-RFC Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
IB Finance Holding Company, LLC	Limited Liability Company	49%	Residential Capital, LLC	100%
Asset Lending Company II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Asset Management Performance Services, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Developers of Hidden Springs, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
DOA Holding Properties, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
EPRE LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Equity Investment I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Equity Investment III, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
GMAC Model Home Finance I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Homecomings Financial, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
MFC Asset, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
MINT II Holdings LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
MINT II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
REG-PFH, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Asset Management Company LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Funding Mortgage Exchange, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Funding Real Estate Holdings, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Funding Securities, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Advance Depositor, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Asset Holdings II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Asset Management, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Construction Funding, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC — GSAP Servicer Advance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
GMAC RFC International Holdings Cooperatief U.A.	Membership Interests	100%	Residential Funding Company, LLC (99%); GMAC- RFC Holding Company, LLC (0.01%)	65%
Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%
GMAC RFC Brasil Ltda.	Limited Liability Partnership	99.99%	Residential Funding Company, LLC	65%
GMAC-RFC Chile Inversiones Limitada	Limited Liability Partnership	99.99%	Residential Funding Company, LLC	65%
Item C. UK Pledged Shares

	Total Number of	Shares Certificate		% of Shares
Pledged Share Issuer	Shares Issued	Number	Beneficial Owner	Pledged
GMAC-RFC Holdings Limited	188,117,940	1	Residential Funding Company, LLC	65%
GMAC-RFC Europe Limited	100	1	Residential Funding Company, LLC	65%
RFC Investments Limited	5,000,000	1	Residential Funding Company, LLC	65%
Item D. Pledged Notes

Pledged Note Issuer	Pledged Note	Pledged Note Holder
GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 and due 3 June	Residential Capital, LLC

Pledged Note Issuer	Pledged Note	Pledged Note Holder
2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008
Viaduct (No. 7) Limited	Note dated 4 June 2008 and due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

ATTACHMENT II
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
Form of Joinder Agreement
This JOINDER AGREEMENT, dated as of                      ___, 20___, is delivered pursuant to Section 15 of the First Priority Pledge and Security Agreement and Irrevocable Proxy, dated as of                      ___, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their Affiliates from time to time parties thereto as Grantors, GMAC, LLC, as Lender and Lender Agent, and Wells Fargo Bank, N.A., as First Priority Collateral Agent (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 15 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor] [a Grantor that is a Guarantor] thereunder with the same force and effect as if originally named as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor]] [a Grantor that is a Guarantor] therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to the Senior Secured Collateral Agent for the benefit of the Lender Parties, and grants to the Senior Secured Collateral Agent for the benefit of the Lender Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A and expressly assumes all obligations and liabilities of [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor]] [a Grantor that is a Guarantor] thereunder. The undersigned hereby agrees to be bound as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor] [a Grantor that is a Guarantor]for the purposes of the Pledge and Security Agreement.
The information set forth in Annex B is hereby added to the information set forth in Schedules I through XI and Attachment I to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Obligations.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:
ACKNOWLEDGED AND AGREED
as of the date first above written:
GMAC, LLC
as Lender Agent

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as First Priority Collateral Agent

By:

Name:
Title:

WELLS FARGO BANK, N.A.,
as Collateral Control Agent

By:

Name:
Title:

ANNEX A
TO JOINDER AGREEMENT
Description of Collateral
As used in the Joinder Agreement to which this Annex A is attached, the “Collateral” of the Grantor(s) executing this Joinder Agreement shall mean with respect to each such Grantor:
All of such Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
The Grantors shall, from time to time, execute and deliver to the Lender Agent, as the Lender Agent may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Lender Agent reasonably deems necessary or advisable to ensure a first priority, perfected security interest in all or any portion of the Collateral.
[Describe pledged collateral, which should be consistent with the collateral descriptions in Sections 2, 3, 4 or 5 as appropriate]

ANNEX B
TO JOINDER AGREEMENT
Updated Information to Schedules I-XI and Attachment I
to Pledge and Security Agreement and Irrevocable Proxy

[i]	Notes printed in black and white with original signature.